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                        SECURITIES  AND  EXCHANGE  COMMISSION
                                Washington, D.C. 20549
                                    _____________

                                       FORM 8-K

                                    CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the Securities
                                 Exchange Act of 1934


                                   October 9, 1997
                   Date of Report (Date of earliest event reported)


                       FUND AMERICAN ENTERPRISES HOLDINGS, INC.
                (Exact name of registrant as specified in its charter)



         Delaware                        1-8993                94-2708455
(State or other jurisdiction of        (Commission          (I.R.S. Employer
 incorporation or organization)         file number)        Identification No.)


                        80 South Main Street, Hanover NH 03755
                       (Address of principal executive offices)


                                    (603) 643-1567
                 (Registrant's telephone number, including area code)


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Item 5.  Other Events.


    On October 15, 1997, the registrant issued a Press Release announcing the resignation of its Senior Vice President and Chief Financial Officer, Allan
L. Waters, which was effective on October 8, 1997. Mr. Waters, who held the position of Chief Financial Officer since 1993, left the Company for personal reasons. A copy of such Press Release is filed herewith as Exhibit 28(a) and is incorporated herein by reference thereto.

Item 7.  Financial Statements and Exhibits.

    (c)  Exhibits.  The following exhibits are filed herewith:

    Exhibit No.         Description
    -----------         -----------


        28 (a)          Press Release of the registrant dated October 15, 1997.




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                                      SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  FUND AMERICAN ENTERPRISES HOLDINGS, INC.



Dated:  October 15, 1997          By:______________/s/____________________
                                     Michael S. Paquette
                                     Vice President and
                                      Controller